UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2021

IMAGO BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40604	45-4915810
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

329 Oyster Point Blvd., 3rd Floor

South San Francisco, California 94080

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (415) 529-5055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	IMGO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure.

On December 11, 2021, Imago BioSciences, Inc. (“Imago”) presented data from its ongoing global Phase 2 clinical study evaluating bomedemstat in patients with advanced myelofibrosis at an oral session during the 63rd American Society of Hematology Annual Meeting and Exposition (the “ASH Meeting”). Copies of the press release Imago issued announcing the positive data from the study and the presentation slides used during the oral session at the ASH Meeting are furnished herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 7.01.

On December 12, 2021, Imago presented data from its ongoing global Phase 2 clinical study evaluating bomedemstat in patients with essential thrombocythemia at an oral session during the ASH Meeting. Copies of the press release Imago issued announcing the positive data from the study and the presentation slides used during the oral session at the ASH Meeting are furnished herewith as Exhibits 99.3 and 99.4, respectively, and are incorporated by reference into this Item 7.01.

On December 12, 2021, Imago hosted a virtual investor event to discuss both of its presentations at the ASH Meeting. A copy of the presentation slides used during the virtual investor event is furnished herewith as Exhibit 99.5 and is incorporated by reference into this Item 7.01.

The information in Item 7.01, including Exhibits 99.1, 99.2, 99.3, 99.4, and 99.5, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.1	Press Release dated December 11, 2021

99.2	ASH Oral Presentation Slides for Abstract 139 – Bomedemstat in Myelofibrosis

99.3	Press Release dated December 12, 2021

99.4	ASH Oral Presentation Slides for Abstract 386 – Essential Thrombocythemia

99.5	Virtual Investor Event Presentation Slides

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGO BIOSCIENCES, INC.

Date: December 13, 2021	By:	/s/ Hugh Y. Rienhoff, Jr., M.D.
Hugh Y. Rienhoff, Jr., M.D.
Chief Executive Officer